UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 17, 2014

BREITLING ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50541	88-0507007
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1910 Pacific Avenue, Suite 12000

Dallas, Texas 75201

(Address of principal executive offices, including zip code)

(214) 716-2600

(Registrant’s telephone number, including area code)

710 N. Post Oak Road, Suite, 410

Houston, Texas 77024

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

On February 17, 2014, Breitling Energy Corporation (the “Company”) dismissed LBB and Associates, Ltd, LLP (“LBB”) as the Company’s independent registered public accounting firm.

During the fiscal years ended March 31, 2013 and 2012, LBB’s reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to, audit scope or accounting principles, except that LBB’s audit reports for the years ended March 31, 2013 and 2012 each included a going concern qualification.

The dismissal of LBB was approved by the Audit Committee of the Company’s Board of Directors on February 17, 2014.

During the fiscal years ended March 31, 2013 and March 31, 2012 and the subsequent interim period through February 17, 2014, (i) there were no disagreements between the Company and LBB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of LBB, would have caused LBB to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements; and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

On February 17, 2014, the Company provided LBB with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that LBB furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter, dated February 17, 2014, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

On February 17, 2014, the Audit Committee of the Company’s Board of Directors approved the engagement of Rothstein, Kass & Company, P.C. (“RK”) as its independent registered public accounting firm for the Company’s fiscal year ending December 31, 2013. The Company reported the change in its fiscal year end from March 31 to December 31 in its Form 8-K/A filed with the SEC on February 14, 2014.

During the years ended March 31, 2013 and March 31, 2012 and the subsequent interim period through February 17, 2014, the date of engagement of RK, the Company did not consult with RK regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K). RK did perform an audit on the financial statements of Breitling Oil & Gas Corporation and Breitling Royalties Corporation (collectively, “Breitling Energy Companies”), for the years ended December 31, 2012 and December 31, 2011. The Company acquired the oil and gas assets of the Breitling Energy Companies on December 9, 2013, through the issuance of a number of shares of common stock equal to 92.5% of the Company’s common stock outstanding following the closing of that transaction. As a result of the foregoing transaction, Breitling Energy Companies will be the accounting acquirer of the Company.

Item 9.01. Financial Statements and Exhibits.

16.1	Letter from LBB and Associates, Ltd, LLP dated February 17, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2014

Breitling Energy Corporation

	By:	/s/ Rick Hoover
Name: Rick Hoover
Title: Chief Financial Officer